UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 26, 2012

NUANCE COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27038	94-3156479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Wayside Road

Burlington, Massachusetts 01803

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (781) 565-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion or Disposition of Assets

As previously disclosed, on March 6, 2012, Nuance Communications, Inc., a Delaware corporation (“Nuance” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Nuance, Townsend Merger Corporation, a Delaware corporation and wholly owned subsidiary of Nuance (the “Purchaser”), and Transcend Services, Inc., a Delaware corporation (“Transcend”). Pursuant to the Merger Agreement, the Purchaser commenced a cash tender offer to purchase all of the outstanding shares of common stock, par value $0.05 per share, of Transcend (the “Shares), at a price per Share of $29.50, net to the holders thereof in cash, without interest (the “Offer Price”) and less any required withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 20, 2012 and the related Letter of Transmittal (together with any amendments or supplements thereto, the “Offer”).

On April 26, 2012, the Purchaser accepted for payment all Shares that were validly tendered during the Offer period, and payment for any such Shares will be made promptly, in accordance with the terms of the Offer. Computershare, the depositary for the Offer, has advised Nuance and the Purchaser that, as of the expiration of the Offer at 5:00 p.m., New York City time, on April 25, 2012, a total of 10,444,598 Shares were validly tendered to the Purchaser (including 585,491 Shares that were tendered pursuant to guaranteed delivery procedures), representing approximately 95.58% of the Shares issued and outstanding as of April 25, 2012.

Pursuant to the terms of the Merger Agreement, on April 26, 2012, Nuance effected a short-form merger of the Purchaser with and into Transcend, with Transcend continuing as the surviving corporation and a wholly-owned subsidiary of Nuance (the “Merger”).

As a result of the Merger, each outstanding Share not tendered in the Offer (other than (a) Shares owned by Nuance, Purchaser or Transcend or any wholly owned subsidiary of Nuance, Purchaser or Transcend, and (b) Shares owned by stockholders who have properly and validly exercised their dissenters’ rights of appraisal in respect of such Shares pursuant to Delaware law) was converted into the right to receive an amount in cash equal to $29.50 per Share without interest and less any required withholding taxes.

The foregoing description of the transactions consummated pursuant to the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed on March 7, 2012, and the press release that was filed as Exhibit (a)(5)(iii) to Nuance’s Tender Offer Statement on Schedule TO filed on April 26, 2012, each of which is incorporated herein by reference.

Item 2.02 Results of Operation and Financial Condition

On April 26, 2012, Nuance announced its preliminary financial results for its second quarter ended March 31, 2012. The information in this Item 2.02 of this Form 8-K and the Exhibit attached hereto as Exhibit 99.3 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

The press release and the reconciliations contained therein, which have been attached hereto as Exhibit 99.3 and are incorporated herein, disclose certain financial measures that may be considered non-GAAP financial measures.

Management utilizes a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of the business, for making operating decisions and for forecasting and planning for future periods. Our annual financial plan is prepared both on a GAAP and non-GAAP basis, and the non-GAAP annual financial plan is approved by our board of directors. Continuous budgeting and forecasting for revenue and expenses are conducted on a consistent non-GAAP basis (in addition to GAAP) and actual results on a non-GAAP basis are assessed against the annual financial plan. The board of directors and management utilize these non-GAAP measures and results (in addition to the GAAP results) to determine our allocation of resources. In addition and as a consequence of the importance of these measures in managing the business, we use non-GAAP measures and results in the evaluation process to establish management’s compensation. For example, our annual bonus program payments are based upon the achievement of consolidated non-GAAP revenue and consolidated non-GAAP earnings per share financial targets. We consider the use of non-GAAP revenue helpful in understanding the performance of our business, as it excludes the purchase accounting impact on acquired deferred revenue and other acquisition-related adjustments to revenue. We also consider the use of non-GAAP earnings per share helpful in assessing the organic performance of the continuing operations of our business. By organic performance we mean performance as if we had owned an acquired business in the same period a year ago. By continuing operations we mean the ongoing results of the business excluding certain unplanned costs. While our management uses these non-GAAP financial measures as a tool to enhance their understanding of certain aspects of our financial performance, our management does not consider these measures to be a substitute for, or superior to, the information provided by GAAP revenue and earnings per share. Consistent with this approach, we believe that disclosing non-GAAP revenue and non-GAAP earnings per share to the readers of our financial statements provides such readers with useful supplemental data that, while not a substitute for GAAP revenue and earnings per share, allows for greater transparency in the review of our financial and operational performance. In assessing the overall health of the business during the three and six months ended March 31, 2012 and 2011, and, in particular, in evaluating our revenue and earnings per share, our management has either included or excluded items in six general categories, each of which are described below.

Acquisition-Related Revenue and Cost of Revenue.

The Company provides supplementary non-GAAP financial measures of revenue, which include revenue related to acquisitions, primarily from Loquendo, Equitrac and eCopy for the three and six months ended March 31, 2012, that would otherwise have been recognized but for the purchase accounting treatment of these transactions. Non-GAAP revenue also includes revenue that the Company would have otherwise recognized had the Company not acquired intellectual property and other assets from the same customer. Because GAAP accounting requires the elimination of this revenue, GAAP results alone do not fully capture all of the Company’s economic activities. These non-GAAP adjustments are intended to reflect the full amount of such revenue. The Company includes non-GAAP revenue and cost of revenue to allow for more complete comparisons to the financial results of historical operations, forward-looking guidance and the financial results of peer companies. The Company believes these adjustments are useful to management and investors as a measure of the ongoing performance of the business because, although we cannot be certain that customers will renew their contracts, the Company historically has experienced high renewal rates on maintenance and support agreements and other customer contracts. Additionally, although acquisition-related revenue adjustments are non-recurring with respect to past acquisitions, the Company generally will incur these adjustments in connection with any future acquisitions.

Acquisition-Related Costs, Net.

In recent years, the Company has completed a number of acquisitions, which result in operating expenses which would not otherwise have been incurred. The Company provides supplementary non-GAAP financial measures, which exclude certain transition, integration and other acquisition-related expense items resulting from acquisitions, to allow more accurate comparisons of the financial results to historical operations, forward-looking guidance and the financial results of less acquisitive peer companies. The Company considers these types of costs and adjustments, to a great extent, to be unpredictable and dependent on a significant number of factors that are outside of the control of the Company. Furthermore, the Company does not consider these acquisition-related costs and adjustments to be related to the organic continuing operations of the acquired businesses and are generally not relevant to assessing or estimating the long-term performance of the acquired assets. In addition, the size, complexity and/or volume of past acquisitions, which often drives the magnitude of acquisition-related costs, may not be indicative of the size, complexity and/or volume of future acquisitions. By excluding acquisition-related costs and adjustments from our non-GAAP measures, management is better able to evaluate the Company’s ability to utilize its existing assets and estimate the long-term value that acquired assets will generate for the Company. The Company believes that providing a supplemental non-GAAP measure which excludes these items allows management and investors to consider the ongoing operations of the business both with, and without, such expenses.

These acquisition-related costs are included in the following categories: (i) transition and integration costs; (ii) professional service fees; and (iii) acquisition-related adjustments. Although these expenses are not recurring with respect to past acquisitions, the Company generally will incur these expenses in connection with any future acquisitions. These categories are further discussed as follows:

(i) Transition and integration costs. Transition and integration costs include retention payments, transitional employee costs, earn-out payments treated as compensation expense, as well as the costs of integration-related services provided by third parties.

(ii) Professional service fees. Professional service fees include third party costs related to the acquisition, and legal and other professional service fees associated with disputes and regulatory matters related to acquired entities.

(iii) Acquisition-related adjustments. Acquisition-related adjustments include adjustments to acquisition-related items that are required to be marked to fair value each reporting period, such as contingent consideration, and other items related to acquisitions for which the measurement period has ended, such as gains or losses on settlements of pre-acquisition contingencies.

Amortization of Acquired Intangible Assets.

The Company excludes the amortization of acquired intangible assets from non-GAAP expense and income measures. These amounts are inconsistent in amount and frequency and are significantly impacted by the timing and size of acquisitions. Providing a supplemental measure which excludes these charges allows management and investors to evaluate results “as-if” the acquired intangible assets had been developed internally rather than acquired and, therefore, provides a supplemental measure of performance in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. Although the Company excludes amortization of acquired intangible assets from its non-GAAP expenses, the Company believes that it is important for investors to understand that such intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Future acquisitions may result in the amortization of additional intangible assets.

Costs Associated with IP Collaboration Agreement.

In order to gain access to a third party’s extensive speech recognition technology and natural language and semantic processing technology, Nuance has entered into three IP collaboration agreements, with terms ranging between five and six years. Depending on the agreement, some or all intellectual property derived from these collaborations will be jointly owned by the two parties. For the majority of the developed intellectual property, Nuance will have sole rights to commercialize such intellectual property for periods ranging between two to six years, depending on the agreements. For non-GAAP purposes, Nuance considers these long-term contracts and the resulting acquisitions of intellectual property from this third-party over the agreements’ terms to be an investing activity, outside of its normal, organic, continuing operating activities, and is therefore presenting this supplemental information to show the results excluding these expenses. Nuance does not exclude from its non-GAAP results the corresponding revenue, if any, generated from these collaboration efforts. Although the Company’s bonus program and other performance-based incentives for executives are based on the non-GAAP results that exclude these costs, certain engineering senior management are responsible for execution and results of these collaboration agreements and have incentives based on those results.

Non-Cash Expenses.

The Company provides non-GAAP information relative to the following non-cash expenses: (i) stock-based compensation; (ii) certain accrued interest; and (iii) certain accrued income taxes. These items are further discussed as follows:

(i) Stock-based compensation. Because of varying available valuation methodologies, subjective assumptions and the variety of award types, the Company believes that the exclusion of stock-based compensation allows for more accurate comparisons of operating results to peer companies, as well as to times in the Company’s history when stock-based compensation was more or less significant as a portion of overall compensation than in the current period. The Company evaluates performance both with and without these measures because compensation expense related to stock-based compensation is non-cash and the options and restricted awards granted are influenced by the Company’s stock price and other factors such as volatility that are beyond the Company’s control. The expense related to stock-based awards is generally not controllable in the short-term and can vary significantly based on the timing, size and nature of awards granted. As such, the Company does not include such charges in operating plans. Stock-based compensation will continue in future periods.

(ii and iii) Certain accrued interest and income taxes. The Company also excludes certain accrued interest and certain accrued income taxes because the Company believes that excluding these non-cash expenses provides senior management, as well as other users of the financial statements, with a valuable perspective on the cash-based performance and health of the business, including the current near-term projected liquidity. These non-cash expenses will continue in future periods.

Other Expenses.

The Company excludes certain other expenses that are the result of unplanned events to measure operating performance and current and future liquidity both with and without these expenses; and therefore, by providing this information, the Company believes management and the users of the financial statements are better able to understand the financial results of what the Company considers to be its organic, continuing operations. Included in these expenses are items such as restructuring charges, asset impairments and other charges (credits), net. These events are unplanned and arose outside of the ordinary course of continuing operations. These items also include adjustments from changes in fair value of share-based instruments relating to the issuance of our common stock with security price guarantees payable in cash.

The Company believes that providing the non-GAAP information to investors, in addition to the GAAP presentation, allows investors to view the financial results in the way management views the operating results. The Company further believes that providing this information allows investors to not only better understand the Company’s financial performance, but more importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired. The financial information required by this Item 9.01(a) has not been included with this filing and will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.

(b) Pro forma financial information. The financial information required by this Item 9.01(b) has not been included with this filing and will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 6, 2012, by and among Nuance Communications, Inc., Townsend Merger Corporation and Transcend Services, Inc. (Incorporated by reference to Exhibit 2.1 on Nuance’s Current Report on Form 8-K filed on March 7, 2012).

99.1	Press Release of Nuance Communications, Inc., dated April 26, 2012 (Incorporated by reference to Exhibit (a)(5)(iii) to the Schedule TO/A filed by Nuance on April 26, 2012).

99.2	Press Release of Nuance Communications, Inc. announcing the Merger, dated April 27, 2012.

99.3	Press Release of Nuance Communications, Inc. announcing preliminary financial results, dated April 26, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.

Date: April 27, 2012	By:	/s/ Thomas L. Beaudoin
Thomas L. Beaudoin Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 6, 2012, by and among Nuance Communications, Inc., Townsend Merger Corporation and Transcend Services, Inc. (Incorporated by reference to Exhibit 2.1 on Nuance’s Current Report on Form 8-K filed on March 7, 2012).

99.1	Press Release of Nuance Communications, Inc., dated April 26, 2012 (Incorporated by reference to Exhibit (a)(5)(iii) to the Schedule TO/A filed by Nuance on April 26, 2012).

99.2	Press Release of Nuance Communications, Inc. announcing the Merger, dated April 27, 2012.

99.3	Press Release of Nuance Communications, Inc. announcing preliminary financial results, dated April 26, 2012.